Stratasys and HP Agreement: Taking 3D Printing Mainstream

STRATASYS®

hp



STRATASYS®
Real Parts

Safe Harbor Statement

Statements made in this presentation, stating the company's beliefs, intentions and expectations are forward-looking statements. The company's actual results could differ materially from those projected. Additional information is contained in the company's SEC filings such as our Form 10-K for the year ended 12/31/2008 and Form 10-Q filed throughout 2009.

The Agreement

- Stratasys will develop and manufacture for HP a line of 3D printers based on proprietary Stratasys FDM technology.
- HP will begin distributing those 3D printers in France, Germany, Italy, Spain and the UK under the HP brand.
- The agreement is exclusive between both parties.
- Specific product details will be provided by HP at a later date.
- Stratasys plans to begin shipping products to HP within the next few months.
- HP's Graphic Solutions Business managed out of Barcelona, Spain and part of the company's $24 billion Imaging and Printing Group will manage the sales, marketing and distribution of the HP brand product.

The Agreement

SSYS

STRATASYS

- Stratasys will continue to sell its full line of 3D printers in all countries worldwide, except those addressed by HP.
- For the countries covered by HP, Stratasys will sell all its 3D printers except for those sold under the HP brand.
- The distribution of 3D production systems under the Fortus brand will not be affected. However, we anticipate this agreement will have a positive impact on Fortus system sales.
- Worldwide distribution of 3D printers is the ultimate goal of the agreement.

The Agreement

Stratasys and HP Agreement: Taking 3D Printing Mainstream

STRATASYS®

Stratasys Leadership

SSYS

Stratasys is the leader in 3D printing.



FDM Solution

- Affordable
- Easy-to-use
- Office friendly
- Reliable
- Durable materials
- Accurate output

HP's Business Opportunity

HP is the market leader in providing 2D printing products to designers and engineers worldwide.

- HP believes that millions of 3D CAD desktop users are ready to bring their designs to life in 3D.
- This agreement will enable HP to address this significant untapped growth opportunity.

Target Market

- Millions 3D CAD users worldwide
  - Designers
  - Engineers
  - Architects

Autodesk
SolidWorks
PTC

- Under-penetrated 3D printing market with millions of prospective customers

HP's View

"There are millions of 3D designers using 2D printers who are ready to bring their designs to life in 3D.

"Stratasys FDM technology is the ideal platform for HP to enter the 3D MCAD printing market and begin to capitalize on this untapped opportunity."

\- Santiago Morera
Vice President and General Manager
HP's Large Format Printing Business

Stratasys' Decision

SSYS

STRATASYS

How do we take the industry-leading technology with the best product solution and aggressively expand into an under-penetrated market?

Product Solution

- Industry-leading technology
- Best product solution



Current Channel Capabilities

- Stratasys trained and supported
- Capable of 2,000-5,000 systems/year

100s of locations

Target Market

- Under-penetrated 3D CAD market
- Millions of potential users


Autodesk
SolidWorks
PTC

Stratasys' Decision

SSYS

STRATASYS

Significantly expand our distribution footprint by partnering with the distribution leader that serves our target market.

Product Solution

- Industry-leading technology
- Best product solution

STRATASYS

HP Channel Capabilities

- Brand awareness
- Marketing muscle
- 1,000s of resellers worldwide



Target Market

- Under-penetrated 3D CAD market
- Millions of potential users


Autodesk
SolidWorks
PTC

3D Printing Opportunity



Right Solution

+

Right Channel

+


Autodesk
SolidWorks
PTC

=

Millions of Potential Users

3D Printing Opportunity

500,000 Potential Systems Sales

Stratasys 5-Year Opportunity

Stratasys believes this agreement could help drive our revenue to $500 million in five years.

STRATASYS®

Stratasys and HP Agreement: Taking 3D Printing Mainstream

STRATASYS®

hp

